UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2013

CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32162	80-0067704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

During the nine months ended September 30, 2013, the registrant sold 22 properties and reclassified nine properties as held-for-sale. In accordance with current authoritative accounting guidance for the disposal of long-lived assets, the registrant reported revenue and expenses from the operations of these properties as discontinued operations for each period presented in its quarterly report for the quarter ended September 30, 2013 (including the comparable periods of the prior year) (the “Discontinued Operations”). As required by accounting principles generally accepted in the United States of America, the registrant must also retrospectively adjust its previously issued annual financial statements for each of the three years shown in the registrant’s 2012 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2013 (the “2012 Annual Report”), to reflect the Discontinued Operations if those previously issued financial statements are included in or incorporated by reference in any subsequent filings made by the registrant with the SEC made under the Securities Act of 1933, as amended.  Therefore, the registrant is retrospectively adjusting its historical financial statements covered by the 2012 Annual Report to reflect the Discontinued Operations in compliance with current authoritative accounting guidance. The retrospective adjustment has no effect on the registrant’s previously reported net income, financial condition, or cash flows for the periods covered by the 2012 Annual Report.

This Current Report on Form 8-K updates Items 1A, 6, 7, and 8 of the 2012 Annual Report to reflect the retrospective reclassification of the operations of certain properties during the nine months ended September 30, 2013 as Discontinued Operations. All other Items of the 2012 Annual Report remain unchanged. The updated sections of the 2012 Annual Report are attached hereto as exhibits 99.1, 99.2, 99.3, and 99.4. No attempt has been made to include any adjustments or update matters in the 2012 Annual Report except to the extent expressly provided above.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)
99.1	Item 1A. Risk Factors
99.2	Item 6. Selected Financial Data
99.3	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.4	Item 8. Consolidated Financial Statements and Supplementary Data
101

The following materials for Corporate Property Associates 16 – Global Incorporated included in this report as Exhibit 99.4, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets at December 31, 2012 and 2011, (ii) Consolidated Statements of Income for the years ended December 31, 2012, 2011, and 2010, (iii) Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2012, 2011, and 2010, (iv) Consolidated Statements of Equity for the years ended December 31, 2012, 2011, and 2010, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011, and 2010, (vi) Notes to Consolidated Financial Statements, (vii) Schedule III – Real Estate and Accumulated Depreciation, (viii) Notes to Schedule III, (ix) Schedule IV – Mortgage Loans on Real Estate, and (x) Notes to Schedule IV.

Cautionary Statement Concerning Forward-Looking Statements:

On July 25, 2013, Corporate Property Associates 16 – Global Incorporated (“CPA®:16 – Global”) and W. P. Carey Inc. (“W. P. Carey”) announced that they had agreed to combine their businesses through a merger pursuant to an Agreement and Plan of Merger (the “Merger”). The consummation of the proposed Merger and related transactions is subject to certain conditions, including, among other things, receipt of the requisite stockholder approvals.

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief, or expectations of CPA®:16 – Global and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Merger, the financial position and capitalization of the combined company, and the expected timing of completion of the proposed Merger. These statements are based on current expectations and it is important to note that actual results of the combined company could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in CPA®:16 – Global’s and W. P. Carey’s filings with the Securities and Exchange Commission (the “SEC”) and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent quarterly reports on Form 10-Q. These risks, as well as other risks associated with the proposed Merger, are fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 that W. P. Carey filed with the SEC in connection with the proposed Merger on October 1, 2013, as amended. In light of these risks, uncertainties, assumptions, and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, CPA®:16 – Global and W. P. Carey do not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. W. P. Carey filed a registration statement on Form S-4 with the SEC on October 1, 2013, as amended, that includes a joint proxy statement/prospectus and other relevant documents to be mailed by W. P. Carey and CPA®:16 – Global to their respective security holders in connection with the proposed Merger. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY DOCUMENTS INCORPORATED INTO IT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 –GLOBAL, AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:16 – Global’s website (http://www.cpa16global.com). Investors may also read and copy any reports, statements, and other information filed by W. P. Carey or CPA®:16 – Global, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 – Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 – Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials as filed with the SEC on October 1, 2013, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 16 – Global Incorporated

Date: November 14, 2013	By:	/s/ Hisham A. Kader
Hisham A. Kader
Chief Accounting Officer